UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2024

APTOSE BIOSCIENCES INC.

(Exact name of registrant as specified in its charter)

Canada	001-32001	98-1136802
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

66 Wellington Street West, Suite 5300

TD Bank Tower, Box 48

Toronto, Ontario M5K 1E6

Canada

(Address of principal executive offices) (Zip Code)

(310) 849-8060

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	APTO	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The Registered Offering

On November 25, 2024, Aptose Biosciences Inc., a Canadian corporation (the “Company”), completed an offering of an aggregate of (i) 40,000,000 common shares, no par value, and (ii) 20,000,000 common share purchase warrants to purchase up to 20,000,000 common shares. Each common share was sold together with one-half (1/2) of a warrant, with each whole warrant being exercisable for one common share at an initial exercise price of $0.25 per share.

The public offering price for each common share and accompanying half warrant was $0.20.

The securities were offered and sold by the Company pursuant to the Company’s effective registration statement on Form S-1 (File No. 333-281201).

The Company received aggregate gross proceeds from the offering of $8,000,000, before deducting placement agent’s fees and other offering expenses. The Company intends to use the proceeds of the offering for working capital and general corporate purposes.

The Securities Offered

Each whole warrant has an initial exercise price of $0.25 per common share, is immediately exercisable for one common share and expires five years from its issuance date.

The common shares and accompanying warrants were issued separately.

The exercise price of the warrants and the number of common shares issuable upon exercise of the warrants will adjust in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events.

The warrants may be exercised on a cashless basis if at the time of exercise there is no effective registration statement covering the issuance of the common shares issuable upon exercise of the warrants.

A holder of the warrants (together with its affiliates) may not exercise any portion of the warrants to the extent that the holder would own more than 4.99% (or 9.99% at the option of the holder) of the outstanding common shares immediately after exercise, except that upon at least 61 days’ prior notice from the holder to the Company, the holder may increase its maximum beneficial ownership of outstanding shares after exercising the holder’s warrants, to 9.99% of the number of the Company’s common shares outstanding immediately after giving effect to the exercise.

The foregoing summary does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of such document, which is filed as Exhibit 4.1 to this Form 8-K and incorporated herein by reference.

The Placement Agency Agreement

In connection with the offering, on November 21, 2024, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with A.G.P./Alliance Global Partners (the “Placement Agent”), pursuant to which the Placement Agent agreed to act as lead Placement Agent on a “reasonable best efforts” basis in connection with the offering. The Company agreed to pay the Placement Agent a total cash fee equal to 7.0% of the aggregate purchase price paid by each purchaser in the offering. In addition, the Company agreed to pay the Placement Agent a non-accountable expense allowance of up to $10,000 and reimburse the Placement Agent’s legal fees and expenses in an amount up to $60,000.

The Company has also agreed to issue to the Placement Agent (or its permitted assignees) warrants to purchase a number of common shares equal to 4.0% of the common shares sold in the offering (the “Placement Agent Warrants” and the common shares issuable upon exercise of Placement Agent Warrants, the “Placement Agent Warrant Shares”), which Placement Agent Warrants will be exercisable upon issuance and will expire five years from the date of issuance, at an initial exercise price of $0.275.

The Placement Agent Warrants and the Placement Agent Warrant Shares were registered on our registration statement on Form S-1.

Pursuant to the Placement Agency Agreement, the Company has agreed not to effect or enter into an agreement to effect any issuance by the Company or any of its subsidiaries of common shares or common share equivalents for a period of sixty (60) days. The Placement Agency Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Placement Agent, other obligations of the parties and termination provisions.

Additionally, each of the Company’s executive officers, directors and certain stockholders beneficially owning 5% or more of the issued and outstanding common shares entered into a lock-up agreement with the Placement Agent providing that each such person, for a period of sixty (60) days from the closing date of the offering, may not, subject to customary exceptions, offer, issue, sell, transfer or otherwise dispose of the Company’s securities without the prior written consent of the Placement Agent.

The foregoing does not purport to be a complete description of the Placement Agency Agreement or the Placement Agent Warrants and is qualified in its entirety by reference to the full text of those documents, which are filed as Exhibits 4.2 and 10.1 to this Form 8-K, respectively, and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

The Company issued a press release announcing the closing of the offering on November 25, 2024. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

As of the date of this Form 8-K, after the closing of the offering and assuming no exercise of the warrants, there are 59,521,183 common shares outstanding.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Common Warrant

4.2	Form of Placement Agent Warrant

10.1	Placement Agency Agreement, dated as of November 21, 2024, by and among Aptose Biosciencs Inc. and A.G.P./Alliance Global Partners, as placement agent.

99.1	Press Release dated November 25, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aptose Biosciences Inc.

Date: November 25, 2024	By:	/s/ William G. Rice, Ph.D.
William G. Rice, Ph.D.
President and Chief Executive Officer